Exhibit 10.86

FIRST AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 6, 2013 (“Amendment Date”), by and among BLUEGREEN CORPORATION, a Massachusetts corporation (“Borrower”), each of the financial institutions from time to time party hereto (individually, each a “Lender”, and collectively, the “Lenders”) and CAPITALSOURCE BANK, a California industrial bank, as administrative, payment and collateral agent for itself, as a Lender and the other Lenders (in such capacities, “Agent”).

RECITALS

WHEREAS, Borrower, Lenders and Agent are parties to, among other Loan Documents, that certain Amended and Restated Loan and Security Agreement, dated as of July 10, 2013 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”); and

WHEREAS, Borrower, Lenders and Agent desire to amend the Loan Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I.
Definitions

Capitalized terms used in this Amendment are defined in the Loan Agreement unless otherwise stated.

ARTICLE II.

Amendments to Loan Agreement

2.1           Amendment to Section 5.9 of the Loan Agreement. Effective as of the date hereof, Section 5.9 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“5.9           Pension Plans

Borrower has no obligations with respect to any employee pension benefit plan, as such term is defined in the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”), with any such plan referred to herein as a “Plan,” except as described in Schedule 5.9. No “Prohibited Transaction” with respect to the Borrower within the meaning of Section 406 of ERISA exists or will exist with respect to any Plan upon the execution and delivery of this Agreement or the performance by the parties hereto of their respective duties and obligations hereunder, except a prohibited transaction that qualifies for an exemption under ERISA.

Neither Borrower nor any ERISA Affiliate sponsors any pension plan subject to Title IV of ERISA. Neither Borrower nor any ERISA Affiliate is a party to a collective bargaining agreement that requires it to make contributions to: (a) any pension plan subject to Title IV of ERISA or (b) any “multi employer plan” as such term is defined in Section 4001(a)(3) of ERISA. Neither Borrower nor any ERISA Affiliate has incurred withdrawal liability under Section 4201 or 4204 of ERISA. The term “ERISA Affiliates” means any trade or business (whether or not incorporated) that is treated as a single employer together with Borrower under Section 414 of the Internal Revenue Code of 1986, as amended.”

2.2           Amendment to Schedules 1.2, 5.5, 5.6 and 5.9 of the Loan Agreement. Effective as of the date hereof, Schedules 1.2, 5.5, 5.6 and 5.9 of the Loan Agreement are hereby amended and restated in the forms of Schedules 1.2, 5.5, 5.6 and 5.9 attached to this Amendment, respectively.

ARTICLE III.

Conditions Precedent

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

3.1           Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto:

(a)          This Amendment duly executed by Borrower; and

(b)          All other documents Agent may reasonably request prior to or as of the date of this Amendment with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

3.2           Representations and Warranties. The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, and in the Inventory Loan Documentation, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

3.3           Defaults. No Potential Default or Event of Default shall have occurred and be continuing, unless such Potential Default or Event of Default has been otherwise specifically waived in writing by Agent. No Default or Event of Default (as such terms are defined in the Inventory Loan Promissory Note) shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Inventory Loan Lender.

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3.4           Corporate Proceedings and other Matters. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

ARTICLE IV.

No Consent or Waiver

Nothing contained herein shall be construed as a consent or waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument among Borrower, Agent or any Lender, and the failure of Agent or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or any Lender to thereafter demand strict compliance therewith.

ARTICLE V.

Ratifications, Representations and Warranties

5.1           Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, all as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium and other similar applicable laws affecting the enforceability of creditors’ rights generally applicable in the event of bankruptcy, insolvency, reorganization, liquidation, or dissolution, and to general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the obligations under the Loan Agreement.

5.2           Representations and Warranties. Borrower hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the articles (or certificate) of incorporation or bylaws of Borrower; (b) Borrower’s board of directors has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Loan Agreement and any other Loan Document, all as amended hereby, are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for such representations and warranties as are by their express terms limited to a specific date; (d) no Potential Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Potential Default or Event of Default has been specifically waived in writing by Agent; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, all as amended hereby; and (f) except as disclosed to Agent, Borrower has not amended its articles (or certificate) of incorporation or bylaws or similar organizational documents since the date of the Loan Agreement.

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ARTICLE VI.

Miscellaneous Provisions

6.1           Survival of Representations and Warranties. All representations and warranties of the Borrower made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents to the same extent provided in any applicable Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.2           Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, all as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement and the other Loan Documents, all as amended hereby.

6.3           Expenses of Agent. As provided in Section 12.7 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, any Lender or their respective Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of legal counsel, and all reasonable costs and expenses incurred by Agent or any Lender in connection with the enforcement or preservation of any rights under the Loan Agreement or any other Loan Documents, all as amended hereby, including, without, limitation, the reasonable costs and fees of legal counsel. Notwithstanding anything to the contrary in this Amendment or otherwise, nothing in this Section 6.3 is intended to be inconsistent with, or interpreted in a manner inconsistent with, Section 12.7 of the Loan Agreement.

6.4           Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.5           Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders, Agent and Borrower and their respective permitted successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

6.6           Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this Section 6.6, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

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6.7           Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.8           Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.9           Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS SET FORTH IN THE LOAN AGREEMENT.

6.10         Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, AND THE INVENTORY LOAN DOCUMENTATION REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, AND THE INVENTORY LOAN DOCUMENTATION MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY borrower AND AGENT AND LENDERS.

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6.11         Release by Borrower. FOR AND IN CONSIDERATION OF AGENT AND LENDERS’ AGREEMENTS CONTAINED HEREIN, BORROWER (“RELEASOR”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT  AND LENDERS WHO ARE PARTIES TO THE LOAN AGREEMENT AS OF THE DATE HEREOF (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL OR AT LAW OR IN EQUITY, IN WHOLE OR IN PART, ARISING ON OR BEFORE THE DATE OF THIS AMENDMENT THAT RELEASOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM ANY OF THE LOAN DOCUMENTS, THE INVENTORY LOAN DOCUMENTATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS OR INVENTORY LOAN DOCUMENTATION AND/OR NEGOTIATION FOR AND EXECUTION OF THIS  AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  RELEASOR  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” RELEASOR UNDERSTANDS THE FACTS IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND INFORMATION NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  RELEASOR ACCEPTS THIS POSSIBILITY AND ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED AND FURTHER AGREES THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

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IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

BORROWER:

BLUEGREEN CORPORATION,
a Massachusetts corporation

By:	/s/ Anthony M. Puleo
Name:	Anthony M. Puleo
Title:	Senior Vice President, CFO and Treasurer

AGENT AND LENDER:

CAPITALSOURCE BANK
a California industrial bank

By:	/s/ Jason Schwartz
Name:	Jason Schwartz
Title:	Senior Vice President, Portfolio Manager